Amendment to Employment Agreement THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of August 10, 2021 (the “Amendment Effective Date”), by and between SocialNet, Inc. a Delaware corporation and wholly owned subsidiary of Spark Networks, Inc. (the “Company”), and David Clark, Chief Financial Officer (the “Executive” and, together with the Company, the “Parties”). Whereas, the Company and Executive entered into that certain Employment Agreement (the “Agreement”) dated as of August 10, 2021, as amended as of August 10, 2021, and Whereas, the Parties desire to amend Section 3(a) of the Agreement in the manner reflected herein, and Whereas, the Board of Directors of the Company has approved the amendment of the Agreement in the manner reflected herein, Now Therefore, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date: 1. Compensation. Section 3 of the Agreement is hereby deleted and replaced in its entirety with the following: “3(a) Base Salary. During the Term, the Company shall pay Executive a base salary at the annual rate of $400,000 USD (the “Annual Base Salary” to be paid evenly over the course of the year, of which $340,000 USD will be paid by SocialNet, Inc, in accordance with the Company’s standard payroll policies and $60,000 USD will be paid by Spark Networks, SE, in accordance with the Company’s standard payroll policies and the Executive Director Service Agreement.” 2. Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument. 3. Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment. [Signature Page Follows] Exhibit 10.10

WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement effective as of the Amendment Effective Date. SOCIALNET, INC. By: Name: Trini Szoyka Roberts Title: Secretary / Head of HR, US DAVID CLARK